                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                Settlement Date        1/31/2000
                                                Determination Date     2/10/2000
                                                Distribution Date      2/15/2000

I.      All Payments on the Contracts                                                                                10,596,653.72
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             310,614.83
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       247,205.08
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             162,419.21
VIII.   Transfers to the Pay-Ahead Account                                                                             (119,364.58)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $11,197,528.26
                                                                                                                    ==============

DISTRIBUTION AMOUNTS                                                         Cost per $1000
------------------------------                                              ----------------
1.    (a)  Class A-1 Note Interest Distribution                                                            0.00
      (b)  Class A-1 Note Principal Distribution                                                           0.00
           Aggregate Class A-1 Note Distribution                               0.00000000                                     0.00

2.    (a)  Class A-2 Note Interest Distribution                                                            0.00
      (b)  Class A-2 Note Principal Distribution                                                           0.00
           Aggregate Class A-2 Note Distribution                               0.00000000                                     0.00

3.    (a)  Class A-3 Note Interest Distribution                                                            0.00
      (b)  Class A-3 Note Principal Distribution                                                           0.00
           Aggregate Class A-3 Note Distribution                               0.00000000                                     0.00

4.    (a)  Class A-4 Note Interest Distribution                                                            0.00
      (b)  Class A-4 Note Principal Distribution                                                           0.00
           Aggregate Class A-4 Note Distribution                               0.00000000                                     0.00

5.    (a)  Class A-5 Note Interest Distribution                                                            0.00
      (b)  Class A-5 Note Principal Distribution                                                           0.00
           Aggregate Class A-5 Note Distribution                               0.00000000                                     0.00

6.    (a)  Class A-6 Note Interest Distribution                                                      445,578.19
      (b)  Class A-6 Note Principal Distribution                                                   8,157,530.47
           Aggregate Class A-6 Note Distribution                              97.76259840                             8,603,108.66

7.    (a)  Class A-7 Note Interest Distribution                                                      291,650.00
      (b)  Class A-7 Note Principal Distribution                                                           0.00
           Aggregate Class A-7 Note Distribution                               5.11666667                               291,650.00

8.    (a)  Class A-8 Note Interest Distribution                                                      441,291.67
      (b)  Class A-8 Note Principal Distribution                                                           0.00
           Aggregate Class A-8 Note Distribution                               5.19166667                               441,291.67

9.    (a)  Class A-9 Note Interest Distribution                                                      321,266.67
      (b)  Class A-9 Note Principal Distribution                                                           0.00
           Aggregate Class A-9 Note Distribution                               5.26666667                               321,266.67

10.   (a)  Class A-10 Note Interest Distribution                                                     345,041.67
      (b)  Class A-10 Note Principal Distribution                                                          0.00
           Aggregate Class A-10 Note Distribution                              5.30833333                               345,041.67

11.   (a)  Class B Certificate Interest Distribution                                                 244,679.31
      (b)  Class B Certificate Principal Distribution                                                      0.00
           Aggregate Class B Certificate Distribution                          5.45000000                               244,679.31

12.  Servicer Payment

       (a)  Servicing Fee                                                                            166,717.10
       (b)  Reimbursement of prior Monthly Advances                                                  338,238.17
               Total Servicer Payment                                                                                   504,955.27

13.  Deposits to the Reserve Account                                                                                    445,535.03

Total Distribution Amount                                                                                           $11,197,528.26
                                                                                                                    ==============

Reserve Account distributions:
--------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                 57,162.14
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     388,372.89
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                             5,547.94
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                 37,694.01
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                   $488,776.98
                                                                                                                ===================

           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes   @ 5.598%                                                                     0.00
        (b) Class A-2 Notes   @ 5.852%                                                                     0.00
        (c) Class A-3 Notes   @ 5.919%                                                                     0.00
        (d) Class A-4 Notes   @ 6.020%                                                                     0.00
        (e) Class A-5 Notes   @ 6.050%                                                                     0.00
        (f) Class A-6 Notes   @ 6.130%                                                               445,578.19
        (g) Class A-7 Notes   @ 6.140%                                                               291,650.00
        (h) Class A-8 Notes   @ 6.230%                                                               441,291.67
        (i) Class A-9 Notes   @ 6.320%                                                               321,266.67
        (j) Class A-10 Notes  @ 6.370%                                                               345,041.67
                     Aggregate Interest on Notes                                                                      1,844,828.19
        (k) Class B Certificates @ 6.540%                                                                               244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                0.00
        (b) Class A-2 Notes                                                                                0.00
        (c) Class A-3 Notes                                                                                0.00
        (d) Class A-4 Notes                                                                                0.00
        (e) Class A-5 Notes                                                                                0.00
        (f) Class A-6 Notes                                                                                0.00
        (g) Class A-7 Notes                                                                                0.00
        (h) Class A-8 Notes                                                                                0.00
        (i) Class A-9 Notes                                                                                0.00
        (j) Class A-10 Notes                                                                               0.00
        (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                          Cost per $1000
                                                                             ----------------
        (a) Class A-1 Notes                                                    0.00000000                  0.00
        (b) Class A-2 Notes                                                    0.00000000                  0.00
        (c) Class A-3 Notes                                                    0.00000000                  0.00
        (d) Class A-4 Notes                                                    0.00000000                  0.00
        (e) Class A-5 Notes                                                    0.00000000                  0.00
        (f) Class A-6 Notes                                                    5.06338851            445,578.19
        (g) Class A-7 Notes                                                    5.11666667            291,650.00
        (h) Class A-8 Notes                                                    5.19166667            441,291.67
        (i) Class A-9 Notes                                                    5.26666667            321,266.67
        (j) Class A-10 Notes                                                   5.30833333            345,041.67
                     Total Aggregate Interest on Notes                                                                1,844,828.19
        (k) Class B Certificates                                               5.45000000                               244,679.31

           PRINCIPAL
--------------------------------
                                                                             No. of Contracts
                                                                             ----------------
1.   Amount of Stated Principal Collected                                                          3,944,860.03
2.   Amount of Principal Prepayment Collected                                     213              3,612,910.99
3.   Amount of Liquidated Contract                                                 19                599,759.45
4.   Amount of Repurchased Contract                                                 0                      0.00

       Total Formula Principal Distribution Amount                                                                    8,157,530.47

5.   Principal Balance before giving effect to Principal Distribution                           Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                    0.00
        (b) Class A-2 Notes                                                                      0.0000000                    0.00
        (c) Class A-3 Notes                                                                      0.0000000                    0.00
        (d) Class A-4 Notes                                                                      0.0000000                    0.00

        (e) Class A-5 Notes                                                                      0.0000000                    0.00
        (f) Class A-6 Notes                                                                      0.9912017           87,225,746.67
        (g) Class A-7 Notes                                                                      1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                      1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                      1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000           65,000,000.00
        (k) Class B Certificates                                                                 1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                  Cost per $1000
                                                                             ----------------
        (a) Class A-1 Notes                                                    0.00000000                                     0.00
        (b) Class A-2 Notes                                                    0.00000000                                     0.00
        (c) Class A-3 Notes                                                    0.00000000                                     0.00
        (d) Class A-4 Notes                                                    0.00000000                                     0.00
        (e) Class A-5 Notes                                                    0.00000000                                     0.00
        (f) Class A-6 Notes                                                   92.69920989                             8,157,530.47
        (g) Class A-7 Notes                                                    0.00000000                                     0.00
        (h) Class A-8 Notes                                                    0.00000000                                     0.00
        (i) Class A-9 Notes                                                    0.00000000                                     0.00
        (j) Class A-10 Notes                                                   0.00000000                                     0.00
        (k) Class B Certificates                                               0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                    0.00
        (b) Class A-2 Notes                                                                      0.0000000                    0.00
        (c) Class A-3 Notes                                                                      0.0000000                    0.00
        (d) Class A-4 Notes                                                                      0.0000000                    0.00
        (e) Class A-5 Notes                                                                      0.0000000                    0.00
        (f) Class A-6 Notes                                                                      0.8985025           79,068,216.20
        (g) Class A-7 Notes                                                                      1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                      1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                      1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000           65,000,000.00
        (k) Class B Certificates                                                                 1.0000000           44,895,285.54

           POOL DATA                                                                             Aggregate
----------------------------------                                          No. of Contracts   Principal Balance
                                                                            ----------------   -----------------
1.   Pool Stated Principal Balance as of  1/31/2000                              14,524        391,963,501.74

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                                       148             3,633,067.80       0.927%
              (b) 60-89 Days                                                       48              1,573,528.00       0.401%
              (c) 90-119 Days                                                      26                862,105.33       0.220%
              (d) 120 Days +                                                       89              2,395,111.68       0.611%


3.   Contracts Repossessed during the Due Period                                   19                703,033.48

4.   Current Repossession Inventory                                                29              1,037,356.66

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                  19                599,759.45
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   310,614.83
                                                                                             -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   289,144.62

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      295,456.38

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)             622                                9,275,654.18

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.244%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                              104.868

       TRIGGER ANALYSIS
--------------------------------
1.   (a)  Average Delinquency Percentage                         1.434%
     (b)  Delinquency Percentage Trigger in effect ?                               NO

2.   (a)  Average Net Loss Ratio                                 0.049%
     (b)  Net Loss Ratio Trigger in effect ?                                       NO
     (c)  Net Loss Ratio (using ending Pool Balance)             0.075%

3.   (a)  Servicer Replacement Percentage                        0.062%
     (b)  Servicer Replacement Trigger in effect ?                                 NO

         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                             166,717.10

2.   Servicer Advances                                                                                                  247,205.08

3.    (a)  Opening Balance of the Reserve Account                                                                     8,973,952.86
      (b)  Deposits to the Reserve Account                                                           445,535.03
      (c)  Investment Earnings in the Reserve Account                                                 43,241.95
      (d)  Distribution from the Reserve Account                                                    (488,776.98)
      (e)  Ending Balance of the Reserve Account                                                                      8,973,952.86

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                     469,427.66
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                             119,364.58
      (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (162,419.21)
      (e)  Ending Balance in the Pay-Ahead Account                                                                      426,373.03